Exhibit 99.1

 Advancing Medicines for Neglected and Rare Diseases Through Innovative Business Models  OTC: KBIO www.kalobios.com  | Corporate Overview - October 14, 2016   1

 Forward-Looking Statements  | Corporate Overview   2  This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and actual results could differ materially from the forward-looking statements.Words such as “will,” “expect,” “intend,” “plan,” “predict,” “potential,” “possible,” and similar expressions identify forward-looking statements, including, without limitation, statements related to the scope, progress, expansion, and costs of developing and commercializing our product candidates, anticipated regulatory incentives for product candidates, and anticipated expenses related to development activities, clinical trials and the development and potential commercialization of product candidates.Forward-looking statements are subject to risks and uncertainties including, but not limited to, the Company’s ability to execute its revised strategy and business plan; the ability of the Company to list its common stock on a national securities exchange; the Company’s access to limited cash reserves and its ability to obtain additional capital, including the additional capital which will be necessary to complete the clinical trials that the Company has initiated or plans to initiate; the potential timing and outcomes of clinical studies of benznidazole, lenzilumab, ifabotuzumab or any other product candidates; the commercial viability of the Company’s proposed drug pricing program; the ability of the Company to timely source adequate supply of its development products from third-party manufacturers on whom the Company depends; the potential, if any, for future development of any of its present or future products; the Company's ability to successfully progress, partner or complete further development of its programs; the ability of the Company to identify and develop additional products; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals and reaching other development milestones; the Company’s ability to apply or receive Priority Review Vouchers; the Company's ability to protect the Company's intellectual property; competition; and changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the various risks described in the "Risk Factors" and elsewhere in the Company's periodic and other filings with the Securities and Exchange Commission.You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this release. The company has no obligation, and expressly disclaims any obligation to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Compelling Investment Opportunity

- Turnaround focused on high-value neglected and rare diseases, including pediatric
- Pipeline of products with multiple potential near- and longer-term catalysts
  - Benznidazole: anticipated streamlined US approval process relying on existing data; potentially eligible for Priority Review Voucher (PRV) that may be able to be sold for significant return
  - Lenzilumab (recombinant mAb) initially directed toward pediatric and orphan blood cancers; potential regulatory/development incentives, including possible eligibility for PRV
  - Ifabotuzumab (recombinant mAb) targeting pediatric brain cancers; ready for partnering
- Experienced, focused new management with track record of efficient execution, commitment to leadership in responsible, transparent pricing

3 | Corporate Overview

KALOBIOS

 Two-Pronged Value Model: a Unique Approach To Near-Term Return Propelling Long-Term Value Creation  | Corporate Overview   4                      Smart Investment in underappreciated assets  Leverage FDA incentives for better efficiency  Value Options From multiple FDA catalysts like PRV  Value Creation Potential robust commercial return  HuntLate-stage, neglected, rare/orphan assets                                                                      NEAR-TERM  LONG-TERM

Leadership



Cameron Durrant, MD, MBA
Chairman and CEO
- Senior pharmaceutical and biotech exec, turnaround specialist
- Senior exec roles at Pharmacia/Pfizer, J+J in US, Merck, GSK in Europe; experience as Exec Chairman, CEO and CFO; CEO roles at three specialty pharma groups
- Expertise in anti-infectives, pediatrics, oncology



Morgan Lam
Chief Scientific Officer
- Extensive industry experience in clinical research
- Head of Clinical Operations and Development KaloBios
- Executive Director, Medical Affairs, Geron



Dave Tousley, MBA, CPA
Interim Chief Financial Officer
- More than 35 years experience in biotech, spec pharma, big pharma
- Senior exec roles, President, COO, CFO
- Pasteur, Merieux, Connaught, AVAX, airPharma, PediaMed, DARA Biosciences



Tariq Arshad, MD, MBA
Consultant focused on medical affairs
- Extensive industry experience in clinical development
- Experienced in orphan, pediatrics, oncology, pediatric oncology, immunology
- Pharmacia/Pfizer, Genentech, Xoma



Niv Caviar, MBA
Consultant focused on corporate/business development
- Senior functional roles in marketing, business development, strategic planning
- Senior exec roles, CEO, EVP-CBO, CFO, VP Bus Dev
- La Jolla Pharma, Allergan, Suneva, SpineOvations, Affymetrix, Accenture



Christopher Bowe
Consultant focused on corporate affairs
- Deep experience advising CEOs on articulating, executing strategy through corporate affairs
- Former Strategic Affairs advisor at Schering-Plough
- Industry thought leader, prior award-winning writer Financial Times



Steve Pal, MBA
Consultant focused on commercial
- Global pharma and consumer healthcare product commercialisation
- Former Corporate VP Global Strategic Marketing, Health Outcomes, Strategy and Research, Global Medical Affairs, Allergan

5 | Corporate Overview
KALOBIOS

Board of Directors

Cameron Durrant, MD, MBA

Chairman

Ronald Barliant, JD

- Of Counsel at Goldberg Kohn, extensive experience representing debtors and creditors in complex bankruptcy cases
- United States bankruptcy judge for the Northern District of Illinois 1988 to 2002

Dale Chappell, MD, MBA

- Managing member of Black Horse Capital Management, LLC
- Previously associate at Chilton Investment Company specializing in healthcare

Timothy Morris, CPA

- CFO AcelRx Pharmaceuticals; also Head of Business Development
- CFO, SVP Finance and Global Corporate Development VIVUS, Inc.

Ezra Friedberg

- Founder and general partner of Multiplier Capital, LP
- >20 years investing experience across public and private companies

6 | Corporate Overview

KALOBIOS

   KaloBios Turnaround Momentum Builds: Rising from the Ashes  | Corporate Overview   7  Funding dead-end, winding down Oct 2015  Martin Shkreli investment late Nov 2015  Shkreli arrest, indictment Dec 2015  Chapter 11 filing Dec 2015  Delisted by Nasdaq Jan 2016  Two new board members Jan 2016  New CEO Mar 2016  Announced Responsible Pricing Model April 2016  Exit from Chapter 11 bankruptcy June 30, 2016  Lenzilumab Phase 1 start July 2016  Shkreli governance agreement July 2016  Shkreli stake extinguished Aug 2016  Current with SEC filings Sept 2016    San Francisco R&D company, mAb platform

Neglected and Rare Disease Assets with Promise to Deliver

BENZNIDAZOLE

- Potential value generator near-term if approved
- Oral monotherapy with extensive history treating life-threatening infection with 60-day course
- Preferred treatment for Chagas disease, a neglected tropical disease
- Never been approved in US, eligible for PRV

LENZILUMAB

- Potential value commercially, may be eligible for PRV
- Recombinant monoclonal antibody from our Humaneered® technology
- First-in-class therapeutic for rare hematologic malignancies
- Targeting both chronic myelomonocytic leukemia (CMML) and juvenile myelomonocytic leukemia (JMML), a rare pediatric disease
- Clinical safety data from prior studies in other conditions
- Mechanism of action has multiple orphan/rare pediatric opportunities

IFABOTUZUMAB

- Partnering or development potential

- ✔ Treat neglected or rare disease
- ✔ Powerful scientific rationale
- ✔ Potential FDA incentives
- ✔ Few, or no, competitors
- ✔ Unique market space

8 | Corporate Overview

KALOBIOS

 Current Pipeline  | Corporate Overview   9    Pre-clin  Phase I  Phase II  Phase III  Target NDA/BLA              Benznidazole (potential PRV)Chagas diseaseAnti-infective                        LenzilumabCMML Anti-GM-CSF mAb            Lenzilumab (potential PRV)JMML (peds) – dependent on interim data in CMMLAnti-GM-CSF mAb                        Ifabotuzumab (potential PRV)Solid (peds) tumorsAnti-EphA3 mAb               2018        Partnering potential    Intend to seek approval pursuant to 505(b)(2) pathway

Anticipated KaloBios Milestones*


Benznidazole
Q4 2016
Pre-IND FDA Meeting
Q1 2017
Potential FDA Meeting Minutes
Q2 2017
IND Submission
Potential Orphan Designation
CMML P1 interim data
CMML Orphan designation
JMML FDA meeting
Other potential FDA designations
Q3 2017
Bioavailability Results
JMML Orphan/RPD designation
Other potential FDA designations
JMML P1 first patient dosed
CMML Phase 1b/2 Start
Q4 2017
CMML P1 final data
Lenzilumab

* Does not include potential outlicensing, other deals, or development timelines for ifabotuzumab

10 | Corporate Overview

KALOBIOS

 Priority Review Vouchers (PRVs) Create Options For Significant Potential Return   existing PRV programs  | Corporate Overview   11  Highest disclosed sale price so far for PRV is $350MM      Rare Pediatric Diseases (RPD)  Neglected Tropical Diseases (NTD)  FDA can award a PRV for eligible products upon approvalMost recent PRV issued was for RPD on September 19, Sarepta’s eteplirsen for DMDIncentivizes companies to bring medicines through FDA approval to U.S. patients for overlooked diseasesHolder of PRV can receive a priority review for any drug/biologic application with FDAPRV can be sold to another company seeking a competitive jump      2

We Expect PRV Policy to Remain Generally Stable

Immediate Outlook

Neglected Tropical Diseases (NTD)

Rare Pediatric Diseases (RPD)

NTD PRV

- No pending or expected change to policy

RPD PRV

- Congress extended law through 2016
- Longer reauthorization anticipated

Two-Year Outlook

- Zika virus highlights importance of NTD incentives
- Post-election, congressional gridlock expected to continue
- Focus likely on big issues: Medicare Part D, Affordable Care Act
- May be less political will to change small issues
- Additional PRV programs for medical countermeasures and generics proposed

12 | Corporate Overview

KALOBIOS

 Benznidazole  a potential treatment for Chagas disease  | Corporate Overview   13

            On FDA list of NTDs eligible for PRVNeglected tropical disease presenting in the US and other nations Currently no FDA-approved treatmentsImmediate need for reliable benznidazole supply in US and abroad  CHAGAS disease  | Corporate Overview   14  Insect carries the parasite called Trypanosoma cruzi  Infected individuals in US*  Can also affect swallowing, digestion and cause neurological complications  300,000  * Source: CDC  A chronic, potentially life-threatening infectious disease spread by contact with feces of an infected triatomine insect, called “kissing bugs”                                                                                          KEY TAKEAWAYS                      Significant portion of chronic patients progress to serious heart illness

Benznidazole: the Preferred Treatment Globally for Chagas


N
N
H
N
N

- 40 years of clinical experience, primarily in Latin America
- Used in tens of thousands of patients
- Believed to work by inducing free radicals causing DNA damage within the *T. cruzi* parasite
- Efficacy ~60% or more in children and can be higher in young children, according to published studies
- Better tolerated in children; side effect profile extremely well known
- Potential for streamlined development through FDA 505(b)(2) approval pathway
- Only available in US via special protocol with CDC
- Drug supply believed to be sporadic, product difficult to obtain

15 | Corporate Overview

KALOBIOS

Benznidazole Has Potential for 505(b)(2) New Drug Application

505(j)

- Abbreviated NDA (ANDA)
- Primarily for drugs that are the same as approved products (i.e. generics)
- Clinical studies to demonstrate equivalence only
- Do not need to repeat studies demonstrating efficacy & safety
- Usually do not require any non-clinical studies

505(b)(2)

- Hybrid between an ANDA and full NDA
- To demonstrate efficacy & safety, some data will be drawn from studies done by others
- Need to file non-clinical & manufacturing packages

505(b)(1)

- Full Application
- For drugs that have not been previously approved by the FDA
- To demonstrate efficacy & safety, data predominantly obtained from studies conducted by the sponsor to demonstrate efficacy & safety
- Need to file complete non-clinical and manufacturing packages

- Less complexity in overall dossier
- Our manufacturing validation will be similar to that for a new drug – **a competitive advantage**

16 | Corporate Overview

KALOBIOS

 Benznidazole Strategy Is to Be First to US Approval  | Corporate Overview   17                            SPEEDUtilizing a combination of published literature and existing studies to demonstrate efficacy and safety of benznidazole  SAFETYDemonstrating comparable bioavailability and/or bioequivalence with a reference benznidazole comparator by conducting a study in healthy volunteers  QUALITYManufacturing benznidazole under GMP to produce a New Chemical Entity to current FDA standard  TRUSTSubmitting a robust Non-Clinical Data Package to include toxicology and metabolic studies to current FDA standardNever conducted when benznidazole was approved in South America

Benznidazole Target Approval Plan

	2016 H1	2016 H2	2017 H1	2017 H2
Manufacturing (CMC)				
Analytical methods development				
Drug substance				
Drug product				
Stability studies				
Non-Clinical (Non-Human)				
Metabolism / PK				
Toxicity assessment				
T.cruzi biology				
Environmental assessment				
Clinical				
Summary of relevant clinical studies				
Right of Reference & data extraction for studies				
Human bioavailability (BA) Study				
Regulatory		Pre-IND meeting	IND submission	
Pre-IND meeting & open IND				
Orphan drug status application				
Pediatric plan				
Pre-NDA meeting				
Assembly of NDA & NDA filing				

18 | Corporate Overview

KALOBIOS

 Benznidazole Clinical Profile Treating Chagas Is Well Known  | Corporate Overview   19  Source  Study Design  Age  Follow Up  Sample Size  Treatment Groups  Primary Endpoint  Sosa Estani et al 1998  Randomized, double-blind  6-12  48 mo.  106  BNZ 5 mg/kg/d x 60 days (n=55)vs.Placebo (n=51)  Negative Serology  De Andrade et al 1996  Randomized, double-blind  7-12  36 mo.  129  BNZ 7.5 mg/kg/d x 60 days (n=64)vs.Placebo (n=65)  Negative Serology  Streiger et al 2004  Prospective cohort, longitudinal  1-14  4-24 yrs.  88  BNZ: 5 mg/kg/d x 30 days (n=64)vs.Not treated (n=24)  Negative Serology  Coura et al 1997  Randomized, not double-blinded  Adults  n/a  77  BNZ 5 mg/kg/d X 30 days (n=26)vs.Nifurtimox 5mg/kg/d (n=27)vs.Placebo (n=24)  Post-treatment Xenodiagnosis Positive  Viotti et al2006  Nonrandomized, unblinded: alternative assignment to BNZ or no treatment (NT)  Mean age 39.4  9.8 yrs.  566  BNZ 5 mg/kg/d x 30 days (n=283)vs.No treatment (n=283)  Disease Progression: Mortality:  BNZ  Placebo  BNZ  Placebo  BNZ  Nifurtimox  Placebo  BNZ  NT  BNZ  NT  BNZ  NT  *BNZ = benznidazole

 Lenzilumab  a potential pipeline in a product  | Corporate Overview   20

KaloBios Humaneered® Platform

Proprietary and patented technology platform to engineer antibodies, typically murine, into high-affinity human antibodies for therapies

ENGINEERING PROCESS

- Murine segments replaced by human sequences from human donor library
- New segments have amino acid identity very near to human germ-line segments

THERAPEUTIC GOALS

- Designed to eliminate immunogenicity that may arise from chimeric or conventionally humanized antibodies
  - Clinically tested in more than 200 subjects with no evidence of serious immunogenicity
- Designed to bind better and to be prone to less rejection

21 | Corporate Overview
KALOBIOS

CMML overview

a rare hematologic cancer

Recently classified as separate disease with distinct natural history*

~1,100 Newly diagnosed US patients per year

60+ Age at diagnosis

20 Median overall survival rate in months

** Formerly classified as subtype of the myelodysplastic syndromes (MDS)*

KEY TAKEAWAYS

- High unmet need
- Patients typically unsuitable for stem cell transplant
- 40-90% patients show hypersensitivity to GM-CSF

22 | Corporate Overview

KALOBIOS

JMML overview

very rare, frequently lethal pediatric leukemia

~420 New US cases per year



Age of majority of patients at diagnosis is 4 years or younger

~52% Event-free survival rate at 5 years (with bone marrow transplant)

KEY TAKEAWAYS

- No FDA-approved treatment
- Clear unmet need
- Potential for a rare pediatric disease PRV
- GM-CSF hypersensitivity is hallmark
- Pediatric oncology largely ignored in clinical development

23 | Corporate Overview

KALOBIOS

 Neutralization of GM-CSF inhibits JAK-STAT and RAS signaling pathways in leukemic cells  Mutations Affect GM-CSF Signaling, Confers Hypersensitivity in Leukemias  | Corporate Overview   24  Inactivation of the NF1 tumor suppressor gene or oncogenic mutations in NRAS, KRAS2, CBL, or PTPN11. The values in parentheses are the percentages of individual genetic abnormalities among patients with JMML or CMML. Source: Adapted from Koike 2008, Loh 2009.

 Lenzilumab Has Strong Potential as an Inhibitor of GM-CSF  | Corporate Overview   25  Potently decreases effect of GM-CSF, shows potential to kill leukemia cells in pre-clinical studies Encouraging safety profile in multiple studies with >90 patientsPotential FDA Breakthrough Therapy and Rare Pediatric Disease designationsKey patent does not expire until at least 2029  WHAT IS IT? Lenzilumab is a Humaneered® monoclonal antibodyHOW DOES IT WORK?Lenzilumab is an antagonist of GM-CSF, a cytokine driving CMML/JMML and potentially many other conditions

 pSTAT5 Heat Map showing GM-CSF responsive populations  Kotecha et al 2008  Strong Correlation Between GM-CSF Sensitivity, CMML / JMML  | Corporate Overview   26

       Lenzilumab is a Potent Inhibitor of GM-CSF Function In Vitro  | Corporate Overview   27  Inhibits GM-CSF-dependent Proliferation of Human TF-1 Leukemia Cells  Blocks GM-CSF-induced STAT5 Phosphorylation in Human TF-1 Leukemia Cells  Source: KaloBios laboratory notebook      STAT5 phosphorylation detection in TF-1 Cells by Flow Cytometry  Inhibition of STAT5 phosphorylation by lenzilumab in TF-1 Cells (+ 2 ng/mL GM-CSF)    0.001  0.01  0.1  1  10  Lenzilumab (µg/mL)  25  20  15  10  0  5              40  30  20  10  0  MFI  0.01  0.1  1  10  100  GM-CSF (ng/mL)              Lenzilumab        0.1  1  10  100  1000  lgG (pM)  100  50  0                                        Lenzilumab  Control antibody                % Growth  Source: KaloBios pre-clinical study  MFI = mean fluorescence intensity

 Lenzilumab Has an Established Safety Profile in 94 Patients  | Corporate Overview   28  Study*  Population  Objectives  Enrollment/Dose   Safety Results            Phase 1          Single-dose, dose-escalation  Healthy adult volunteers  Safety/tolerabilityPKImmunogenicity  (n=12)3 / 1 mg/kg3 / 3 mg/kg3 / 10 mg/kg3 / placebo  Clean safety profileNo drug related SAEsNon-immunogenic            Phase 2          Dose at weeks 0, 2, 4, 8, 12  Rheumatoid arthritis  EfficacySafety/tolerabilityPKImmunogenicity  (n=9)7 / 600 mg2 / placebo  Clean safety profileNo drug related SAEsNon-immunogenic  Dose at weeks 0, 2, 4, 8, 12, 16, 20  Severe asthma  EfficacySafety/tolerabilityPKImmunogenicity  (n=160)78 / 400 mg82 / placebo  Clean safety profileNo drug related SAEsNon-immunogenic  * All studies are randomized double-blind placebo-controlled, intravenous administration

 Lenzilumab Holds Niche in GM-CSF  | Corporate Overview   29    Source: Wicks, I. P. & Roberts, A. W. (2015) Targeting GM‑CSF in inflammatory diseases. Nat. Rev. Rheumatol. doi:10.1038/nrrheum.2015.161      GM-CSF  Lenzilumab  Humanized monoclonal antibody  Asthma (moderate to severe)  Lenzilumab (400mg) or placebo  Phase II (Completed)  GM-CSF  Lenzilumab  Humanized monoclonal antibody  CMML  Lenzilumab  Phase I (active enrollment)

Lenzilumab Phase 1 Clinical Evaluation Builds and Transitions from CMML to JMML

CMML

PHASE 1 DOSE ESCALATION STUDY
n = up to 18

Cohort 1
200 mg
3-6 evaluable

Cohort 2
400 mg
3-6 evaluable

Cohort 3
600 mg
6 evaluable

PRIMARY OBJECTIVE:

- Maximum tolerated dose or recommended phase 2 dose; safety and tolerability

SECONDARY OBJECTIVES:

- Preliminary efficacy, PK/PD biomarkers

JMML*

PHASE 1-2 DOSE ESCALATION AND EXPANSION

- Initial dose finding (phase 1) in ~15 subjects
- Enrollment period: 12 – 18 months
- Phase 2 expansion upon level of activity observed
  - Expand to ~30-40 total subjects

- Expect consortium or cooperative group-led study of 10-15 sites

** Dependent on adequate interim data in CMML*

30 | Corporate Overview

KALOBIOS

Lenzilumab CMML/JMML Planned Clinical Trial Execution Matrix


2016
2017
2018
2019
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2019
CMML
Phase 1 Dose Escalation Study
Phase 1b/2 Expand Single Arm + Combination Study
First patient dosed
Preliminary safety/activity data
Interim analysis
ASH abstract
JMML
Phase 1 Dose Escalation Study
Phase 2 Expansion
JMML scientific advisory meeting
Protocol design
FDA meeting on JMML Phase 1
First patent dosed

31 | Corporate Overview
KALOBIOS

                       Lenzilumab: a Pipeline in a Drug Opportunity  | Corporate Overview   32  JMML  ALPS / RALD  Cytokine Release Syndrome  AMML  RASopathies (e.g. CFC syndrome, Costello syndrome)  Noonan Syndrome with PTPN11  CMML  CML  Plexiform Neurofibroma  Pediatric Multiple Sclerosis  US ADDRESSABLE POPULATION  325  350  500  600  700  800  1,900  5,800  24,000  40,000

 Ifabotuzumab  significant potential for partnering and development  | Corporate Overview   33

Ifabotuzumab: Several Mechanisms to Lead to Tumor Cell Killing, Disruption



WHAT IS IT?

Ifabotuzumab (formerly KB004) is a Humaneered® monoclonal antibody for Ephrin type-A receptor 3 (EphA3)

- Brain cancer is now #1 killer pediatric cancer, according to CDC
- Potential in solid tumors, including rare pediatric tumors; PRV potential
- Evaluating phase 0/I bio-distribution study in rare solid tumors such as glioblastoma in children
- Also evaluating rare hematologic cancer potential
- Prior clinical experience: n=>50 Phase 1 study in hematologic malignancies
- Key patent does not expire until at least 2030

34 | Corporate Overview

KALOBIOS

Ifabotuzumab Target Affects Cell Positioning, Survival, Tumor Growth



EphA3
Receptor
ifabotuzumab
INTRACELLULAR
Inhibition of cell positioning,
survival and tumor growth

EphA3

- Receptor tyrosine kinase
- Important in fetal development
  - Not on normal adult tissues
  - Re-expressed on cancer and certain non-malignant diseases
- Upregulated by some chemotherapeutic agents (HMAs, HDACs) and hypoxia
- Target accessible to antibodies in vivo in hematologic malignancies and solid tumors

35 | Corporate Overview

KALOBIOS

1  2  3  4  Ifabotuzumab Has Four Postulated Mechanisms of Action  | Corporate Overview   36  ADCC Mediated Killing of Tumor Cells  Direct Apoptosis of Tumor Cells  Disruption of Tumor Vasculature through Cell Rounding  Anti-fibrotic Effect          Ifabotuzumab          Ifabotuzumab            Ifabotuzumab          Ifabotuzumab

 Capitalization Summary as of 10/4/16  | Corporate Overview   37  Debt  $1.2 million      Common Shares Outstanding  14.9 million      Stock Options (WAEP $5.82)  2.0 million      Warrants (WAEP $14.24)  0.3 million      Fully Diluted Shares Outstanding  17.3 million

 Demonstrated History of Swift Execution in Challenging Circumstances  | Corporate Overview   38  JUN  JUL  AUG  SEP  OCT        Emerge in six months from complex Chapter 11 bankruptcy        Lenzilumab Phase 1 trial started         Extinguished Martin Shkreli’s stake in the company        Current with Securities and Exchange Commission periodic reporting requirementsAssembled and filed three 10-Qs and a 10-K within three months        Market cap ~$48MM versus <$4MM preceding bankruptcy  30  24  29  23  4  2016

       Summary  Unique near-term/long-term potential value creation opportunity Thoughtful business strategy that leverages existing U.S. regulatory and development incentivesAttractive asset portfolio with multiple potential milestones and partnering prospectsDeeply committed and focused new management team with an unwavering commitment to success    | Corporate Overview   39